UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2007

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02(b)	Departure of Principal Financial Officer.

On June 18, 2007, Kenneth W. Smith announced that he will be retiring as our Senior Vice President, Chief Financial Officer and Treasurer, effective December 31, 2007. Mr. Smith has served as our Chief Financial Officer since April 2000.

Item 5.02(e)	Entry into a Material Contract with Principal Financial Officer.

In connection with Mr. Smith’s announced retirement plans, we have entered into a Retirement Agreement (the “Agreement”) with Mr. Smith which provides certain benefits to Mr. Smith. The purpose of the Agreement is to ensure a smooth transition to Mr. Smith’s successor (once a successor has been identified) and to recognize Mr. Smith for his valuable service to the Company. More specifically, provided that Mr. Smith continues to satisfactorily perform his duties, facilitates a smooth transition to his successor, and does not, without Company consent, voluntarily terminate his employment with the Company prior to December 31, 2007, and provided that Mr. Smith’s employment is not otherwise terminated by the Company prior to such date “for cause” as defined in the Agreement, Mr. Smith will be entitled to the following benefits to which he would not otherwise be entitled:

•

Mr. Smith shall receive a one time payment equal to the full amount of the bonus that he would have received pursuant to the terms and conditions of the Company’s 2007 management bonus plan (the “Bonus Plan”) if he were employed by the Company on the dates such bonus is determined and paid. Under the terms of the Bonus Plan, Mr. Smith’s target bonus is 55% of his current base salary of $278,000. Payout under the Bonus Plan can range from 0% to 200% of target; as such, the value of this benefit to Mr. Smith ranges from $0 to $305,800. For more information on the terms of the Bonus Plan, see pages 12-13 of the Company’s most recent Definitive Proxy Statement which was filed with the Securities and Exchange Commission on March 27, 2007.

•	Vesting of certain stock option and restricted stock unit awards (RSUs) previously granted to Mr. Smith shall be accelerated as follows:

Award Date	Nature of Award	#Options/RSUs	Exercise Price ($)	Original Vesting/Exercise Date	Accelerated Vesting/Exercise Date
1/6/04	Stock Options	2,300	23.80	1/6/08	Retirement Date
1/6/04	Stock Options	2,300	23.80	1/6/09	Retirement Date
2/18/05	Stock Options	2,840	24.90	2/18/08	Retirement Date
2/18/05	Stock Options	2,840	24.90	2/18/09	Retirement Date
2/18/05	Stock Options	2,840	24.90	2/18/10	Retirement Date
2/18/05	RSUs	1,567	N/A	2/18/08	Retirement Date
2/27/06	RSUs	2,805	N/A	2/27/08	Retirement Date

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 22, 2007	CIRCOR INTERNATIONAL, INC.

/s/ Alan J. Glass
	By:	Alan J. Glass
Vice President, General Counsel and Secretary

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